UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): October 12, 2017 (May 29, 2015)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 6, 2017, Wheeler REIT, L.P., a Virginia limited partnership (“Wheeler REIT”) of which Wheeler Real Estate Investment Trust, Inc. (the “Company”) is the sole general partner, entered into a Fourth Amendment to Credit Agreement (“Fourth Amendment”) to the Credit Agreement (“Credit Agreement”) with KeyBank National Association (“KeyBank”) dated May 29, 2015, as amended by the First Amendment and Joinder to Credit Agreement, dated April 12, 2016, the Second Amendment and Joinder to Credit Agreement, dated December 7, 2016, and the Third Amendment to Credit Agreement, dated August 7, 2017. The Fourth Amendment provides for a sixty day extension from October 7, 2017 to December 6, 2017 upon which the seventy-five million and 00/100 dollars ($75,000,000) total commitment on the revolving credit line decreases by twenty-five million and 00/100 dollars ($25,000,000) to fifty million and 00/100 dollars ($50,000,000). The total commitment may also increase or decrease in accordance with the provisions of the Credit Agreement.

There is no material relationship between Wheeler REIT, the Company and their affiliates and KeyBank.

The foregoing descriptions of the terms of the Fourth Amendment are qualified in their entirety by reference to the Fourth Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On October 12, 2017, the Company issued a press release announcing the Fourth Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

10.1	Fourth Amendment to Credit Agreement dated October 6, 2017.
99.1	Press release dated October 12, 2017.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: October 12, 2017

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Fourth Amendment to Credit Agreement dated October 6, 2017.
99.1	Press release dated October 12, 2017.